UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2019

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10901 Red Circle Dr., Suite 150, Minnetonka, MN 55343

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 4, 2019, the Company entered into subscription agreements (each, a “Purchase Agreement”) with a number of institutional and accredited investors (the “Purchasers”) pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Purchasers units (each, a “Unit”), each consisting of (i) 1 share (each, a “Share”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant to purchase 1 share of Common Stock at an initial exercise price of $3.00 per share (the “Warrants”).  On June 11, 2019, the Company entered into an agreement with Paulson Investment Company, LLC, pursuant to which the Company agreed to file a registration statement with the SEC covering the resale of the Shares sold in the Private Placement and the shares of Common Stock issuable upon exercise of the Warrants within 10 days of the termination of the Private Placement.

Between April 5, 2019 and June 17, 2019 the Company entered into Purchase Agreements with 16 additional Purchasers, and issued and sold an aggregate of 318,200 Units to the Purchasers, for total gross proceeds to the Company of approximately $795,500 before deducting offering expenses.

As of the date of this Current Report on Form 8-K, the Company has issued an aggregate of 2,222,179 Units, for total gross proceeds to the Company of approximately $5,555,448 in connection with the Private Placement.

Item 3.02.  Unregistered Sales of Equity Securities.

The description set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

In connection with the Private Placement, the Company issued Shares and Warrants to the Purchasers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Purchasers. The Shares, Warrants, and the shares of Common Stock issuable upon exercise of the Warrants have not been and may not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Shares, Warrants, shares of Common Stock issuable upon exercise of the Warrants or any other securities of the Company.

 Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

4.1*	Form of Warrant.
10.1*	Form of Purchase Agreement.
10.2*	Form of Registration Rights Agreement.

* Incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: June 17, 2019

	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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